Exhibit 10.7

Jingshang Trade City Shop Rental Contract

Lessor (Party A) : Anhui Jingshang Commercial Operation Co., Ltd.

Address: No. 1188 Huaihai Avenue, Xinzhan District, Hefei City, Beijing Business Trade City No. 141, Building AA, Commercial Area D

Tel:

Tenant (Party B) : Jiangsu HUHU Electromechanical Technology Co., LTD

Address:

ID Card No.:

Tel:

The actual right owner           /            of the shop involved in this contract (hereinafter referred to as the actual owner) has authorized Party A to sign this contract on his behalf , and Party A has presented the relevant authorization procedures to Party B. Party A exercises it within the scope of its entrusted authority. The rights and obligations of this contract are borne by the actual holder, and Party B is aware of and acknowledges this.

In accordance with the “Contract Law of the People’s Republic of China” and relevant legal provisions, Party A and Party B shall act on the basis of equality, voluntariness, good faith, and win-win cooperation.

Article 1 Scope And Purpose Of Rental

1. Party A agrees to lease the commercial shop (F 1-3) located at No. 117, Building 1F, Zone F, Jingshang Trade City , with a construction area of / m3 (hereinafter referred to as: the shop) to Party B for the commercial operations or services stipulated in this contract. Party B confirms that it has inspected and approved the current situation and surrounding conditions of the shop on site and has no objections.

2. According to the overall market planning and business layout, the above-mentioned shops rented by Party B are limited to business operations only.          , Party B guarantees that without the written consent of Party A, it shall not change the business type, change the purpose of the shop, or use it for residence without authorization. Otherwise, Party A has the right to handle it in accordance with Article 9 of this contract.

Article 2 Rental Period

From 2024/04/08 to 2025/04/07

Article 3 Rent, Security Deposit and Discount

1. Party B rents Party A’s shops at a rent of RMB 7500 per shop in the first year, RMB / in the second year, and RMB / in the third year. The total rent is RMB 7500 (in words: Seven Thousand And Five Hundred Yuan).

2. The rent is calculated on an annual basis, payable first and used later. When signing this contract, you must pay RMB 7500 and pay the remaining rent of RMB / before / . If you fail to pay by the due date, Party A has the right to terminate this contract and confiscate the security deposit paid by Party B.

Article 4 Security Deposit

Party B shall pay a deposit of / yuan (in capital letters: / ) to Party A as a deposit for the use of the store on the date the contract is signed. (The deposit standard is / ; If Party B fails to pay the above contract deposit to Party A on the date of signing this contract, Party A has the right to terminate this contract. Party A has a pledge on the security deposit, which guarantees Party B’s payment of rent, property management fees, water and electricity bills, damage to the shop structure, and liability for breach of contract when the lease term of this contract expires. When the lease is no longer renewed, Party B shall apply to Party A for refund with the original contract deposit receipt issued by Party A. Party A shall confirm that Party B will refund the lease without interest if there is no breach of contract including but not limited to defaulting on fees, causing damage to the leased property, etc.

Article 5: Handover Of Move-In Of Shops

1. Party A shall deliver the shop premises to Party B for settlement before 2024/03/20;

2. If Party B fails to complete the handover procedures for the shop premises within the prescribed time limit, Party A will be deemed to have completed the delivery from the day after the delivery date (i.e., it will be deemed to have been delivered), and the rent and the relevant costs will start to be calculated and the risk will be transferred to Party B.

Article 6 Facilities and Costs

1. All expenses incurred during the shop lease (including but not limited to shop lease tax, property fees, water, electricity, etc.) shall be borne by Party B.

2. If the shop and its ancillary items, equipment and facilities are damaged or malfunction due to Party B’s improper custody or unreasonable use, Party B shall be responsible for repairs or bear liability for compensation.

3. After the expiration of the contract, Party B shall not dismantle the floor, ceiling and related fixed decorations.

Article 7 Party A’s Responsibilities and Obligations

1. Party A guarantees that the property rights of the leased shop are clear. If there are any disputes, Party A will be responsible for handling them.

2. Party A shall deliver the shop to Party B for use on time after signing the contract.

Article 8 Party B’s Responsibilities and Obligations

1. Party B shall pay the rent and other fees on time according to the terms of the contract. Party B shall complete the decoration and acceptance of the shop within 2 months after Party A delivers it. If Party B fails to open for business for more than 3 months, Party A has the right to terminate this contract and confiscate the deposit paid by Party B. The rent already paid will not be refunded.

2. Without the written consent of Party A and relevant departments, Party B shall not make any changes to the structure of the shop. Party B’s decoration of the shop should be based on the principle of not damaging the overall structure and facilities of the property, and must obtain Party A’s consent, and the materials used for decoration must meet fire protection requirements. If Party B carries out decoration without Party A’s approval, Party A has the right to terminate this contract, confiscate the contract deposit paid by Party B, and require Party B to withdraw within three days. If the decoration causes damage to the leased property, Party A has the right to claim compensation.

3. Party B is responsible for handling all kinds of certificates and licenses required for business operations during the lease period, and must provide them to Party A for record within 60 days after signing the contract. Otherwise, Party B shall bear the resulting liability. If any damage is caused to Party A, Party A shall have the right to indemnify Party A. recovery.

4. If Party B’s decoration involves the signboards and light boxes on the store’s facade, Party B must obtain Party A’s written consent, otherwise it will be deemed as a breach of contract by Party B, and Party A has the right to terminate the contract. The connection, modification or relocation of water, electricity, fire protection, communication, anti-theft and sewage and drainage systems in the store must be submitted in writing to Party A for approval before construction can begin, and the cost shall be borne by Party B.

5. If the main structure of the shop is damaged by natural factors, or if the water pipes, electrical wiring or electrical facilities, fire protection devices and other fixed devices of the shop are faulty or damaged, Party B must report to Party A immediately and actively cooperate with the inspection and repair. If personal injury, death or property loss is caused to others due to Party B’s fault or delayed repair, Party B shall be responsible for compensation. If the shop and facilities are damaged due to improper use or man-made damage by Party B (including intentional or negligent), Party B shall be responsible for paying all repair costs and compensating for all losses caused thereby; if it violates the criminal law, the judicial department shall pursue criminal responsibility.

6. During the lease period, without the written consent of Party A, Party B shall not directly or indirectly sublease, sub-lease, transfer, lend, joint venture, or mortgage, donate, abandon or transfer the right to use the leased shop in whole or in part to others, or engage in other acts that damage the interests of Party A; otherwise, it shall be deemed as a breach of contract by Party B, and Party A shall have the right to terminate the contract, and the contract deposit shall not be refunded as liquidated damages.

7. During the lease period, if there is any loss caused by theft, fire or other accidents, or if the accident is caused by Party B and damages Party A’s shop, Party B shall bear the liability for compensation.

8. Party B must use the shop legally and must not use the shop to engage in any illegal activities. Otherwise, the legal liability and losses caused thereby shall be borne by Party B.

9. Upon expiration of the lease, Party B has the priority to renew the lease of the shop provided that the lease is not violated. If Party B needs to renew the lease, it shall submit a written application to Party A three months before the expiration of the lease, otherwise it shall be deemed that Party B will not renew the lease, and Party A shall have the right to arrange the shop for other customers. Party B shall submit a written renewal application, and Party A shall reply within ten days. If Party B agrees and confirms the lease conditions, it shall sign a renewal contract two months before the expiration of the original contract. Failure to sign a renewal contract shall be deemed as non-renewal. After the termination or cancellation of this contract, Party B shall move out of the shop within three days. If it fails to move out within the time limit, it shall be deemed that Party B has waived the ownership of all equipment, facilities and items in the shop, and Party A shall have the right to deal with them at its own discretion.

10. During the lease period of Party B, the elevator maintenance and safety issues shall be borne by Party B and have nothing to do with Party A.

Article 9 Termination of the Contract

If Party B encounters any of the following circumstances, Party A has the right to choose to terminate this contract in advance and has the right to confiscate the deposit paid by Party B, and the rent paid will not be returned.

1. Subletting, transferring, sub-leasing, lending, cooperating or otherwise exchanging the shop without Party A’s written consent;

2. Change the lease purpose and business purpose of this contract without Party A’s written consent;

3. Dismantle, change or damage the shop structure without Party A’s written consent;

4. Using the leased shops to carry out illegal activities;

5. Failure to pay the rent as agreed in this contract 7 days after the due date;

6. The shop has been vacant for 15 days or has ceased operations for 15 days;

7. Being in arrears of property management fees or water and electricity fees for one month;

8. Failure to comply with the property management’s requirements for unified market image and advertising;

9. Change or add business items or product brands without Party A’s written consent;

10. Other acts that cause negative impact on Party A or significant negative impact on society;

If Party A terminates this contract ahead of schedule based on the above circumstances, if Party B’s behavior causes losses to Party A, Party A has the right to require Party B to compensate for the actual losses suffered; if Party A terminates this contract ahead of schedule based on the contract agreement (or legal provisions), it shall notify Party B in writing, and Party B shall move out of the shop within three days from the date of receipt of the notice of termination of this contract. Otherwise, Party A has the right to take back the shop, and Party B’s indoor items shall be deemed as abandoned items and disposed of by Party A.

Article 10 Liability for Breach of Contract

1. If Party A fails to deliver the shop for Party B’s use on time, Party B shall pay liquidated damages to Party B at the rate of eight thousandths per day of the monthly rent agreed by Party B for each day overdue for the number of days overdue.

2. If Party B overdues the rent payment, in addition to making up for the arrears of rent, Party B shall also pay Party A liquidated damages at the rate of 8% of the total arrears of rent per day.

3. If Party B pays the property fees overdue, in addition to making up for the arrears of property fees, Party B shall also pay Party A liquidated damages at the standard of 8% of the total arrears of property fees per day.

4. If Party B proposes to cancel the lease before the validity period of the contract expires, Party A has the right to confiscate the contract deposit; and the rent paid will not be returned. Party B also needs to pay double the rent of the current year to Party A as liquidated damages.

5. During the lease period, if Party B ceases operations for more than fifteen days and defaults on rent, Party A has the right to terminate this contract in advance and has the right to confiscate the deposit paid by Party B; Party A has the right to sell the property left by Party B ( During the sale process, Party A only needs to find a third-party certificate), and the price after the sale will be used to offset Party B’s debts such as rent, property management fees, water and electricity bills.

6. If Party B fails to pay the rent or property fees on time but does not terminate the contract, in addition to paying the outstanding rent or property fees, Party B shall also unconditionally pay Party A a liquidated damages of 50 yuan/room/day for each overdue day. , the liquidated damages are calculated until the date of payment of rent or property fee. Party A has the right to deduct the liquidated damages directly from the security deposit. If the security deposit is insufficient, Party B must make up the amount to Party A.

Article 11 Return of Shops

1. When the lease period expires or this contract is terminated early according to the contract (or legal provisions), Party B shall promptly clean up all property and facilities belonging to Party B in the store. If Party B fails to dispose of the property or facilities within the time limit, it shall be deemed that Party B automatically Party A can dispose of the abandoned items at will, and Party B shall not raise any objection.

2. If the lease period expires or this contract is terminated early according to the contract (or legal provisions), Party B shall ensure that the shop is restored to its original condition. However, the obligation to restore the store to its original condition may be waived if Party A’s written understanding or consent is obtained; Otherwise, Party A has the right to charge Party B all the expenses required for restoration to the original status, which Party A can deduct from the contract deposit paid by Party B. Party B shall not damage the structure and ancillary facilities of the shop. If there is any damage, all losses shall be borne by Party B, and Party A may deduct it from the contract deposit paid by Party B.

3. If the lease period expires or this contract is terminated or terminated early according to the contract (or legal provisions), Party B shall move out of the store before the expiration of the lease period or within three days from the date of receipt of the termination notice from Party A; Party B fails to do so within the agreed period. If Party B moves out of the shop within the time limit, Party B shall pay Party A the house occupancy fee at twice the rent agreed in this contract.

4. After the lease contract expires, Party B must move the business license; if Party B does not move when the lease expires, a penalty of 1,000 yuan per day will be charged.

Article 12 Other Clauses

1. Party A shall provide the property ownership certificate (or relevant certificate), and Party B shall provide identification documents. After verification, both parties can copy each other’s documents for storage. All copies will be used for this rental contract only.

2. Disputes arising from the performance of this contract and its components shall be resolved through friendly negotiation between the two parties. If the negotiation fails, either party may file a lawsuit with the People’s Court where the store is located, and the breaching party shall bear the liability of the non-breaching party for handling disputes under this contract. All expenses incurred (including but not limited to attorney fees, travel expenses, litigation fees, appraisal fees, etc.).

3. For matters not covered in this contract, supplementary terms may be entered into by Party A and Party B through consensus. The supplementary terms and attachments are an integral part of this contract and have the same legal effect as this contract.

4. If the mailing addresses of Party A and Party B listed in the contract change, the changing party shall notify the other party in writing within ten days from the date of change. If no written notice is given, notice sent to the original mailing address will be effective delivery. In addition to the above-mentioned notification methods, Party A may also post a notice in a conspicuous location of the shop rented by Party B. The notice shall be effectively delivered on the day when the notice is posted.

5. The above-mentioned shops leased by Party B must be subject to the management of the property service company in the area where the shop is located, and Party B shall pay property service fees in accordance with the corresponding agreement.

6. This contract will come into effect upon signature by both parties. This contract is made in two copies, with Party A and Party B each holding one copy.

Party A’s Signature (Seal): /s/ Anhui Jingshang Commercial Operation Co., Ltd

Date: May 18, 2024

Party B’s Signature (Seal): /s/ Jiangsu HUHU Electromechanical Technology Co., LTD

Date: May 18, 2024